UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2006

SIMPLETECH, INC.

(Exact name of registrant as specified in charter)

California	000-31623	33-0399154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street, Santa Ana, California	92705-5812
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 476-1180

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On August 25, 2006, SimpleTech, Inc. (the “Company”) received an incentive package (the “Incentive Package”) from the Malaysian Industrial Development Authority (“MIDA”) to expand certain of the Company’s operations to Malaysia. In order to fully realize the benefits of the Incentive Package, which includes an extended tax holiday, research and development grants and other comprehensive government incentives, the Company will be required to conduct a certain level of manufacturing, engineering and business activities in Malaysia. In addition, the Company is required to commit minimum levels of investment toward these activities and meet other operational criteria in Malaysia.

The foregoing is a summary description of the terms of the Incentive Package and by its nature is incomplete, does not purport to describe in full all provisions of the Incentive Package and is qualified in all respects by the redacted version of the Incentive Package, a copy of which has been filed as an exhibit to this Current Report and is incorporated herein by reference.

ITEM 8.01.	Other Events

On August 30, 2006, the Company issued a press release announcing the receipt of the Incentive Package and plans to open a manufacturing facility in Penang, Malaysia.

A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

10.1*	Letter, dated August 25, 2006, from Malaysian Industrial Development Authority addressed to SimpleTech, Inc. offering special incentives.

99.1	Press Release of SimpleTech, Inc., dated August 30, 2006, announcing plans to open a manufacturing facility in Penang, Malaysia.

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted portions of this exhibit have been separately filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SimpleTech, Inc.

Date: August 30, 2006	By:	/s/ Dan Moses
Dan Moses
Chief Financial Officer and Executive Vice President

Exhibit Index

Exhibit Number	Description of Exhibit

10.1*	Letter, dated August 25, 2006, from Malaysian Industrial Development Authority addressed to SimpleTech, Inc. offering special incentives.

99.1	Press Release of SimpleTech, Inc., dated August 30, 2006, announcing plans to open a manufacturing facility in Penang, Malaysia.

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted portions of this exhibit have been separately filed with the Securities and Exchange Commission.